UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Shareholders

Small-Cap Value Fund	December 31, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE SMALL-CAP VALUE FUND

HIGHLIGHTS

■	Small-cap stocks trailed large-caps for the 12-month period. Within small-caps, growth outperformed value.
■	The Small-Cap Value Fund declined but outperformed its benchmark, the Russell 2000 Value Index, for the period.
■	Our health care and consumer staples holdings helped relative performance, while positions in financials and industrials and business services detracted.
■	U.S. small-cap equities declined sharply in the later months of the period, particularly December. The 12-month decline of nearly 13% for the Russell 2000 Value Index obscures the sharp 25% sell off that occurred between late August and December 24.

■	While the U.S. economy continues to turn out generally favorable data, investors have recently registered a more cautious view of future earnings growth.

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CIO Market Commentary

Dear Shareholder

The year 2018 was not one that investors will remember fondly. The major stock indexes recorded their worst declines in a decade, with most falling over 20% from recent peaks and bringing a technical end to the bull market that began in 2009. In direct contrast to 2017, financial assets performed poorly across asset classes and geographies. The broadest measure of domestic bond returns, the Bloomberg Barclays U.S. Aggregate Bond Index, returned exactly nothing (0.0%) for the year, and nearly all overseas bond and equity markets also performed poorly. “Cash was king,” in Wall Street parlance, which never makes for a happy reign.

Many issues were behind the market weakness, but we can point to four primary factors that weighed on sentiment:

Rising interest rates. Wage pressures appeared to be accelerating early in the year, sending longer-term bond yields to multiyear highs and sparking a sell-off in equities in early February. Wage gains soon moderated, but a continued decline in the unemployment rate—which reached a five-decade low of 3.7% in September—kept investors on the lookout for higher inflation ahead. In October, yields returned to their peaks on the back of good economic data and suggestions from Federal Reserve officials that they might keep hiking interest rates more quickly than expected. This was subsequently followed by a decline in long-term rates as investors sought safety late in the year and questioned the pace of future interest rate hikes.

Trade tensions. On March 1, President Donald Trump took markets by surprise in announcing a new series of metal tariffs. His administration quickly adopted a decidedly protectionist stance, with pro-trade advocates leaving and the announcement of plans for a range of new trade restrictions. Many threats never materialized, and the White House announced a renegotiated trade deal with Canada and Mexico. Trade tensions with China only appeared to deepen as the year progressed, however.

Slowing global growth. A global slowdown became apparent in the second half of 2018. Environmental and financial reforms put the brakes on the Chinese economy, as planned, but trade frictions caused growth to slow below official targets. Other emerging markets suffered from a stronger U.S. dollar and higher U.S. interest rates. In Europe, trade worries also hampered business spending, while unresolved Brexit fears and further threats to the eurozone from Italy and elsewhere also took a toll. Plummeting oil prices late in the year seemed to confirm a general weakening in global economic conditions.

Peaking fundamentals. The U.S. economy stood apart by accelerating in 2018, but a moderation in 2019 appears all but inevitable as the effects of fiscal stimulus moderate. Of specific concern to investors is the almost certain slowdown in corporate profits in the coming year. Overall profits for the S&P 500 grew by 25% versus the year before in the first three quarters of 2018—a pace sure to slow as the year-over-year impact of the tax cut fades, wage gains pressure margins, and the global economy cools.

The market’s dramatic pullback in the final weeks of 2018—stocks suffered their worst December since the Great Depression—seemed to reflect fears that a recession might even be imminent. I think such concerns are overblown. The Fed has already completed most of its planned rate hikes, promising less of a headwind for the economy and markets. China and Europe are likely to respond to slowing growth with stimulus, and both will benefit from lower oil prices. As I write, some encouraging signs have also emerged on the trade front, although whether the U.S. and China can resolve their differences remains perhaps the largest uncertainty facing markets.

In terms of stock performance, the painful end to 2018 served to improve valuations, making gains in the coming year less of a hurdle. I would also note that a further stock market “bust” in 2019 seems unlikely given that we never experienced the concentrated “boom” that has preceded past bad bear markets. In the final stages of the dot-com boom of the late 1990s, for example, investors flooded in to telecom shares, and huge amounts of capital and risk flowed in to housing in the mid-2000s. Currently, I simply do not see those sorts of distortions in the financial system.

Of course, opinions about what 2019 holds vary among our investment professionals at T. Rowe Price, and we sharpen each other’s thinking by constantly sharing opinions and insights. Please rest assured that your fund’s manager is drawing on the insights and perspectives across our global organization as he or she charts the course ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.

FUND COMMENTARY

How did the fund perform in the last 12 months?

The Small-Cap Value Fund returned -11.49% in the 12-month period ended December 31, 2018. The fund outperformed the Russell 2000 Value Index, which returned -12.86% for the period, and the Lipper Small-Cap Value Funds Index, which returned -15.82%. The fund slightly trailed the core Russell 2000 Index and the Lipper Small-Cap Core Funds Index. (Returns for the Advisor and I Class shares varied slightly, reflecting different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Within health care, stock selection was beneficial in the providers and services group, and an overweight position in equipment and supplies also aided relative results. Atrion provides proprietary components for medical devices used mainly in fluid delivery applications, selling most of its products directly to original equipment manufacturers. Atrion generates regular cash flow, and the shares have held up well in a challenging environment. Ensign Group provides a broad range of skilled nursing and assisted living services. The company recently reported healthy organic growth. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection was positive in consumer staples, particularly food products. Post Holdings makes and markets branded and private-label cereal products and other packaged goods. The company has been acquiring attractive assets and announced plans to sell off its active nutrition segment. Nomad Foods holds the leading position in the European frozen food market. The company has been turning in good revenue growth driven by cost controls and improving sales, and it has continued efforts to grow through small roll-up acquisitions.

Negative relative performance in financials was attributable to stock selection in the banking industry, where rising short-term interest rates have led to a challenging environment of narrower net interest margins. Western Alliance Bancorp is one of the few remaining large community banks operating in Nevada, Arizona, and California. The management team has a successful record of growth and subsequent sales to bigger banks. Shares were hampered by a challenging industry environment and a significant write-off at a similar-sized bank. Texas Capital Bancshares is a regional commercial bank focused on businesses and private clients throughout Texas. Shares fell on worsening net interest margins and a degree of asset quality deterioration.

In the industrials and business services sector, stock selection detracted among aerospace and defense firms and in the trading companies and distributors industry. Triumph Group is a global supplier of aerospace components and systems. Its aerostructures division is churning through a financially difficult transition, as old programs wind down and new programs begin to ramp up. Circor makes and markets engineered products and subsystems for energy and industrial end markets. Exposure to businesses hurt by declining oil prices weighed on Circor during the period.

How is the fund positioned?

Sector weightings are a result of our bottom-up stock selection process and not particularly driven by the macroeconomic environment or any sector themes. During the period, top purchases included new and increased positions in information technology, consumer-related shares, utilities, energy, and industrials and business services. Our top sales were in a range of areas.

In information technology, our value focus leads us away from newer, more speculative segments. We favor companies that can generate cash flow and fund growth initiatives internally. We added to Belden, which makes and markets networking products for a range of end users. As cable broadcasters have been impacted by shifting advertising spending, they are moving away from investments in large suites of equipment, and this has dampened Belden’s shares. We have a positive view of its management team and the company’s ability to grow market share in higher-margin industrial markets. We received additional shares of Cabot Microelectronics after it acquired KMG Chemicals. In addition, we sold CSRA, which was acquired by General Dynamics.

We are underweight in consumer discretionary, which represents a diverse mix of businesses. We have investments in a number of attractive industries. We gained a position in Marriott Vacations through its purchase of ILG, a provider of professionally delivered vacation experiences. Marriott Vacations develops, markets, and sells timeshare vacation ownership intervals. With advantaged marketing access to the Marriott hotels properties, the company manages over 100 resorts in the U.S. and abroad. We have a positive view of the company’s management team and its track record in capital allocation. We purchased Garrett Motion, a Honeywell spinoff and maker of turbochargers and compressors for cars and trucks. A growing shift to electric cars has hurt Garrett’s shares, but we suspect the shift will take longer than many investors assume.

The industrials and business services sector has been a relatively good performer. Our main allocations in the sector are in machinery and the road and rail industry. We added to Cubic, a provider of various defense products and systems to the U.S. government. Cubic also produces and maintains public transportation systems. The company has recently won several big contracts, including in Boston. We also added to Triumph Group.

As discussed in our June letter, during the period, we have identified select investments in utilities that focus on geographically attractive areas that have favorable regulatory backdrops. As gas utilities pulled back early in the period, we added to Southwest Gas Holdings. Within the energy sector, we bought Oceaneering International, the global leader in remotely operated subsea vehicles, and increased our position in Keane Group, a provider of fracking pressure pumping equipment.

What is portfolio management’s outlook?

Looking back at the period covering late 2017 into early 2018, there was a widely accepted view that the Trump administration was more favorable to business from a regulatory standpoint than the previous administration. Furthermore, buoyed by the passage of the Tax Cuts and Jobs Act, investors became almost giddy about the prospects for corporate earnings growth into 2019. And while the broader U.S. economy continues to produce generally favorable data, investors have recently adopted a more cautious view of future earnings growth. With the positive impact of tax reform now seemingly fully reflected in prices, the next driver of corporate profits seems unclear. Among the potential near-term threats are trade worries, slowing economic growth overseas, and concerns about higher interest rates.

Continued volatility in the markets appears likely over the short term as investors attempt to sort out the trajectory of corporate earnings growth through 2020 and beyond. However, our longer-term outlook remains optimistic, and we believe the recent swoon in stocks has created numerous opportunities to buy shares of high-quality small-cap companies at attractive prices. We have been actively taking advantage of price dislocations where we find them and believe this will benefit the portfolio in 2019 and beyond.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time, or a stock judged to be undervalued may actually be appropriately priced at a low level. Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by small-cap companies and, to a lesser extent, micro-cap companies, the fund is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small- and micro-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions, and their securities may be difficult to trade. Micro-cap stocks may be even more thinly traded, making it difficult for the fund to buy, sell, and value their shares.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/18
Green Dot	1.3%
Atrion	1.2
ONE Gas	1.2
Belden	1.1
Nomad Foods	1.1
Home Bancshares	1.0
Columbia Banking System	0.9
PNM Resources	0.9
Western Alliance Bancorp	0.9
Tableau Software	0.9
Landstar System	0.9
Quidel	0.9
BankUnited	0.9
Post Holdings	0.8
Avanos Medical	0.8
Littelfuse	0.8
FTI Consulting	0.8
Strategic Education	0.8
Terreno Realty	0.7
Cable One	0.7
Chesapeake Utilities	0.7
Southwest Gas Holdings	0.7
Pool	0.7
Healthcare Realty Trust	0.7
Cubic	0.7
Total	22.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 96.6%		
COMMUNICATION SERVICES 2.2%		
Entertainment 0.3%		
Rosetta Stone (1)(2)	1,320,898	21,663
		21,663
Interactive Media & Services 0.3%		
ANGI Homeservices, Class A (1)	1,779,886	28,603
		28,603
Media 1.6%		
Cable One	76,700	62,902
GCI Liberty, Class A (1)	426,839	17,569
MSG Networks, Class A (1)	497,500	11,721
Saga Communications, Class A (2)	559,112	18,579
Scholastic	690,100	27,783
		138,554
Total Communication Services		188,820
CONSUMER DISCRETIONARY 8.9%		
Auto Components 1.5%		
Dorman Products (1)	504,600	45,424
Garrett Motion (1)	2,142,000	26,432
Horizon Global (1)(2)	2,040,463	2,918
LCI Industries	489,500	32,698
Strattec Security (2)	198,053	5,704
Visteon (1)	224,000	13,503
		126,679
Distributors 0.9%		
Pool	420,400	62,493
Uni-Select (CAD)	1,071,300	15,231
		77,724
Diversified Consumer Services 1.6%		
American Public Education (1)(2)	1,302,560	37,071

Career Education (1)	2,652,591	30,293
National American University Holdings (1)	994,900	179
Strategic Education	570,412	64,696
		132,239
Hotels, Restaurants & Leisure 0.5%		
Marriott Vacations Worldwide	313,066	22,074
Red Robin Gourmet Burgers (1)	418,294	11,177
Red Rock Resorts, Class A	552,844	11,228
		44,479
Household Durables 0.9%		
Cavco Industries (1)	399,200	52,048
CSS Industries (2)	1,200,064	10,764
TRI Pointe Group (1)	1,450,800	15,857
		78,669
Internet & Direct Marketing Retail 0.2%		
Liberty Expedia Holdings, Class A (1)	491,273	19,214
		19,214
Specialty Retail 2.3%		
Aaron's	1,419,500	59,690
Boot Barn Holdings (1)	594,299	10,121
Express (1)	2,172,000	11,099
Lumber Liquidators Holdings (1)(2)	2,197,900	20,924
Monro	347,700	23,904
Party City Holdco (1)	1,772,309	17,688
Sportsman's Warehouse Holdings (1)(2)	3,751,953	16,434
Winmark (2)	225,857	35,911
		195,771
Textiles, Apparel & Luxury Goods 1.0%		
Allbirds, Acquisition Date: 10/10/18 - 12/21/18, Cost $6,158 (1)(3)(4)	112,302	6,158
Crocs (1)	538,400	13,988
Culp (2)	1,011,857	19,124
J.G. Boswell	11,391	6,265

Steven Madden	1,225,962	37,098
		82,633
Total Consumer Discretionary		757,408
CONSUMER STAPLES 4.6%		
Beverages 0.7%		
Boston Beer, Class A (1)	101,500	24,445
Coca-Cola Consolidated	193,174	34,265
		58,710
Food & Staples Retailing 0.6%		
BJ's Wholesale Club Holdings (1)	756,073	16,755
PriceSmart	356,479	21,068
SpartanNash	834,365	14,334
		52,157
Food Products 3.1%		
Cal-Maine Foods	412,200	17,436
Collier Creek Holdings (1)	2,116,070	21,245
Nomad Foods (1)	5,465,300	91,380
Post Holdings (1)	796,354	70,979
Sanderson Farms	229,700	22,807
Simply Good Foods (1)	2,215,204	41,868
		265,715
Household Products 0.2%		
Oil-Dri (2)	493,600	13,080
		13,080
Total Consumer Staples		389,662
ENERGY 5.2%		
Energy Equipment & Services 1.8%		
Cactus, Class A (1)	142,800	3,914
Computer Modelling Group (CAD)	2,282,480	10,182
Dril-Quip (1)	640,300	19,228
Frank's International (1)	5,043,100	26,325
Global Geophysical, Warrants, 12/31/18 (1)(3)	26,187	–
Keane Group (1)	3,182,432	26,032

NCS Multistage Holdings (1)	1,111,811	5,659
Oceaneering International (1)	1,247,900	15,100
Ranger Energy Services (1)(2)	1,106,520	5,721
SEACOR Holdings (1)	313,282	11,591
SEACOR Marine Holdings (1)(2)	1,041,398	12,247
TETRA Technologies (1)(2)	6,902,500	11,596
		147,595
Oil, Gas & Consumable Fuels 3.4%		
Advantage Oil & Gas (CAD)(1)	7,406,600	10,742
Centennial Resource Development, Class A (1)	2,831,622	31,204
Crew Energy (CAD)(1)	1,312,294	827
Earthstone Energy, Class A (1)(2)	1,980,083	8,950
International Seaways (1)	845,146	14,232
Jagged Peak Energy (1)	2,177,287	19,857
Kelt Exploration (CAD)(1)	4,772,000	16,219
Kosmos Energy (1)	2,656,900	10,814
Matador Resources (1)	1,875,460	29,126
Panhandle Oil & Gas, Class A	625,170	9,690
Plains GP Holdings, Class A	1,109,552	22,302
REX American Resources (1)	300,700	20,481
Seven Generations Energy, Class A (CAD)(1)	1,570,900	12,819
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $1,314 (1)(3)(4)	435	2,262
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $26,302 (1)(3)(4)	7,197	37,424
WPX Energy (1)	3,811,900	43,265
		290,214
Total Energy		437,809
FINANCIALS 25.0%		
Banks 15.6%		
American Business Bank (1)	134,560	4,245
Atlantic Capital Bancshares (1)	1,087,406	17,801
BankUnited	2,471,400	73,994
Blue Hills Bancorp	1,189,233	25,378
BOK Financial	478,589	35,095

Bridge Bancorp	390,268	9,948
Burke & Herbert (2)	9,970	29,412
Columbia Banking System	2,206,735	80,082
Crossfirst Bankshares, Acquisition Date: 10/23/18, Cost $7,274 (1)(3)(4)	510,426	7,274
East West Bancorp	584,899	25,461
Farmers & Merchants Bank of Long Beach	2,818	21,699
FB Financial	958,087	33,552
First Bancshares	291,004	8,803
First Hawaiian	706,529	15,904
Glacier Bancorp	1,299,500	51,486
Grasshopper Bancorp, Warrants, 10/12/28, Acquisition Date: 10/12/18, Cost $ — (1)(3)(4)	100,220	—
HarborOne Bancorp (1)	857,325	13,623
Heritage Commerce	1,488,621	16,881
Heritage Financial	1,109,533	32,975
Home BancShares	5,073,596	82,903
Hope Bancorp	2,470,687	29,302
Howard Bancorp (1)(2)	983,105	14,058
Independent Bank Group	752,880	34,459
John Marshall Bancorp (1)	552,016	8,253
Live Oak Bancshares (2)	2,251,754	33,348
National Bank Holdings, Class A (2)	1,886,159	58,226
National Commerce (1)	242,041	8,713
Origin Bancorp	470,648	16,040
Pacific Premier Bancorp (1)	883,800	22,555
Pinnacle Financial Partners	620,472	28,604
Popular	1,231,800	58,166
Preferred Bank (2)	948,658	41,124
Prosperity Bancshares	815,200	50,787
Revere Bank (1)	367,234	10,466
Sandy Spring Bancorp	670,459	21,012
South State	288,318	17,285
Southern First Bancshares (1)	344,296	11,042
SVB Financial Group (1)	90,400	17,169
Texas Capital Bancshares (1)	735,200	37,561
Towne Bank / Portsmouth VA	2,358,675	56,490

Webster Financial	869,273	42,846
Western Alliance Bancorp (1)	1,979,854	78,184
Wintrust Financial	661,168	43,961
		1,326,167
Capital Markets 1.8%		
Barings BDC	1,386,879	12,496
Cboe Global Markets	206,336	20,186
Focus Financial Partners, Class A (1)	288,008	7,583
Hercules Capital (5)	1,730,700	19,124
Houlihan Lokey	817,027	30,067
JMP Group, Partnership	1,014,112	3,955
Main Street Capital	620,100	20,966
OTC Markets Group, Class A	496,885	14,429
Safeguard Scientifics (1)	1,012,295	8,726
Virtus Investment Partners	233,042	18,510
		156,042
Consumer Finance 1.3%		
Green Dot, Class A (1)	1,374,100	109,268
		109,268
Diversified Financial Services 0.2%		
GS Acquisition Holdings, Equity Units (1)	1,422,032	14,576
		14,576
Insurance 2.3%		
Assured Guaranty	412,883	15,805
Employers Holdings	537,100	22,542
EverQuote, Class A (1)	237,378	992
James River Group Holdings	387,833	14,172
Kinsale Capital Group	73,447	4,081
ProAssurance	1,133,600	45,979
Renaissancere Holdings	145,200	19,413
Safety Insurance Group	364,800	29,844
State Auto Financial	1,199,221	40,822
		193,650

Mortgage Real Estate Investment Trusts 0.2%		
Redwood Trust, REIT	1,053,500	15,876
		15,876
Thrifts & Mortgage Finance 3.6%		
Beneficial Bancorp	2,451,668	35,034
FS Bancorp	191,004	8,190
Kearny Financial	4,124,659	52,878
Meridian Bancorp	2,570,235	36,806
PCSB Financial (2)	917,105	17,939
PDL Community Bancorp (1)(2)	1,064,944	13,568
PennyMac Financial Services	1,355,660	28,821
Radian Group	2,748,600	44,967
Sterling Bancorp	1,380,404	9,594
United Financial Bancorp (2)	2,537,801	37,306
WSFS Financial	620,737	23,532
		308,635
Total Financials		2,124,214
HEALTH CARE 7.0%		
Biotechnology 0.8%		
Cara Therapeutics (1)	435,592	5,663
Coherus Biosciences (1)	540,759	4,894
CytomX Therapeutics (1)	416,238	6,285
Loxo Oncology (1)	94,000	13,167
MacroGenics (1)	268,353	3,408
Momenta Pharmaceuticals (1)	1,133,348	12,512
Rigel Pharmaceuticals (1)	3,646,600	8,387
Xencor (1)	397,385	14,369
		68,685
Health Care Equipment & Supplies 4.2%		
AngioDynamics (1)	348,100	7,007
Atrion (2)	143,223	106,140
Avanos Medical (1)	1,544,631	69,184
Haemonetics (1)	72,600	7,264
Integer Holdings (1)	377,223	28,767

JAND, Class A, Acquisition Date: 3/9/18, Cost: $4,644 (1)(3)(4)	295,474	4,520
Lantheus Holdings (1)	459,079	7,185
Quidel (1)	1,582,506	77,258
Utah Medical Products (2)	201,129	16,710
West Pharmaceutical Services	351,500	34,457
		358,492
Health Care Providers & Services 1.9%		
Ensign Group	1,081,506	41,952
Molina Healthcare (1)	375,754	43,670
Patterson	1,053,400	20,710
Select Medical Holdings (1)	2,266,800	34,795
WellCare Health Plans (1)	74,300	17,541
		158,668
Pharmaceuticals 0.1%		
TherapeuticsMD (1)	1,651,088	6,291
		6,291
Total Health Care		592,136
INDUSTRIALS & BUSINESS SERVICES 13.4%		
Aerospace & Defense 1.6%		
BWX Technologies	725,900	27,751
Cubic	1,111,333	59,723
Triumph Group (2)	3,846,900	44,240
		131,714
Airlines 0.1%		
Alclear Holdings, Class B, Acquisition Date: 12/13/18, Cost: $9,877 (1)(3)(4)(6)	43,898	9,877
		9,877
Building Products 1.0%		
CSW Industrials (1)	610,400	29,513
Insteel Industries	472,685	11,477
JELD-WEN Holding (1)	395,921	5,626
Resideo Technologies (1)	404,000	8,302
Universal Forest Products	1,242,000	32,242
		87,160

Commercial Services & Supplies 1.6%		
Brady, Class A	797,600	34,664
Brink's	207,800	13,434
Matthews International, Class A	444,200	18,044
McGrath RentCorp	646,002	33,256
MSA Safety	263,300	24,821
Stericycle (1)	325,600	11,946
		136,165
Construction & Engineering 0.7%		
Aegion (1)(2)	2,589,752	42,265
Valmont Industries	191,600	21,258
		63,523
Electrical Equipment 0.3%		
Bloom Energy, Class A (1)	315,122	3,145
Thermon Group Holdings (1)	1,287,240	26,105
		29,250
Industrial Conglomerates 0.3%		
Raven Industries	773,754	28,002
		28,002
Machinery 3.4%		
Blue Bird (1)	1,028,700	18,712
Chart Industries (1)	458,600	29,823
CIRCOR International (1)(2)	1,056,579	22,505
ESCO Technologies	671,200	44,266
Hillenbrand	496,200	18,821
John Bean Technologies	550,900	39,560
Luxfer Holdings	731,700	12,900
Lydall (1)	534,700	10,860
RBC Bearings (1)	233,899	30,664
Rexnord (1)	1,239,500	28,446
Sun Hydraulics	824,234	27,356
Westport Fuel Systems (1)	1,438,264	1,913
		285,826

Marine 0.5%		
Kirby (1)	343,500	23,138
Matson	563,800	18,053
		41,191
Professional Services 1.7%		
FTI Consulting (1)	1,015,300	67,660
Huron Consulting Group (1)	299,100	15,347
Navigant Consulting	862,222	20,737
Upwork (1)	199,963	3,621
Upwork, Acquisition Date: 11/20/17, Cost $8,681 (1)(4)	1,929,047	33,188
		140,553
Road & Rail 1.9%		
Genesee & Wyoming, Class A (1)	691,819	51,208
Landstar System	811,200	77,608
Patriot Transportation Holding (1)(2)	230,153	4,486
Universal Logistics Holdings	1,114,166	20,155
US Xpress Enterprises, Class A (1)	1,167,595	6,550
		160,007
Trading Companies & Distributors 0.3%		
Beacon Roofing Supply (1)	703,100	22,302
		22,302
Total Industrials & Business Services		1,135,570
INFORMATION TECHNOLOGY 9.5%		
Communications Equipment 0.6%		
Harmonic (1)(2)	11,372,890	53,680
		53,680
Electronic Equipment, Instruments & Components 3.1%		
Badger Meter	65,209	3,209
Belden (2)	2,300,100	96,075
Knowles (1)	2,789,200	37,124
Littelfuse	400,500	68,678
Mesa Laboratories (2)	204,115	42,535

Methode Electronics	487,200	11,347
		258,968
IT Services 1.2%		
Conduent (1)	3,208,400	34,105
Endava, ADR (1)	319,916	7,755
Evo Payments, Class A (1)	652,209	16,090
GTT Communications (1)	933,600	22,089
I3 Verticals, Class A (1)(2)	1,000,254	24,106
		104,145
Semiconductors & Semiconductor Equipment 1.5%		
Cabot Microelectronics	387,812	36,978
Entegris	1,261,100	35,178
Lattice Semiconductor (1)	2,793,169	19,329
MaxLinear (1)	989,200	17,410
PDF Solutions (1)	318,500	2,685
Rudolph Technologies (1)	614,200	12,573
Synaptics (1)	160,200	5,961
		130,114
Software 3.1%		
Avalara (1)	91,426	2,848
Ceridian HCM Holding (1)	599,233	20,667
Checkr, Acquisition Date: 6/29/18, Cost $866 (1)(3)(4)	70,474	866
Cision (1)	2,775,108	32,469
Coupa Software (1)	372,504	23,416
Ellie Mae (1)	215,700	13,552
MINDBODY, Class A (1)	148,300	5,398
Pluralsight, Class A (1)	344,901	8,122
Q2 Holdings (1)	463,600	22,971
RealPage (1)	284,200	13,696
SVMK (1)	175,858	2,158
SVMK, Acquisition Date: 11/25/14, Cost $9,188 (1)(4)	558,530	6,510
Tableau Software, Class A (1)	648,800	77,856
Toast, Acquisition Date: 9/14/18 - 11/14/18, Cost $1,094 (1)(3)(4)	40,202	1,106

Zendesk (1)	444,400	25,940
		257,575
Total Information Technology		804,482
MATERIALS 3.7%		
Chemicals 1.4%		
AgroFresh Solutions (1)(2)	6,017,895	22,808
American Vanguard	1,393,800	21,172
Hawkins	455,100	18,636
Minerals Technologies	669,600	34,377
Orion Engineered Carbons	437,891	11,070
Quaker Chemical	50,767	9,022
		117,085
Containers & Packaging 0.6%		
Myers Industries (2)	3,197,014	48,307
		48,307
Metals & Mining 1.3%		
Carpenter Technology	1,020,000	36,322
Constellium, Class A (1)	2,089,800	14,608
New Gold (CAD)(1)	6,449,100	4,960
Osisko Gold Royalties (CAD)	1,356,300	11,892
Petra Diamonds (GBP)(1)	37,446,627	18,062
Reliance Steel & Aluminum	344,500	24,518
		110,362
Paper & Forest Products 0.4%		
Clearwater Paper (1)	715,413	17,435
Stella-Jones (CAD)	696,743	20,215
		37,650
Total Materials		313,404
REAL ESTATE 10.3%		
Equity Real Estate Investment Trusts 9.4%		
Acadia Realty Trust, REIT	1,251,400	29,733
American Assets Trust, REIT	549,300	22,065
American Campus Communities, REIT	900,717	37,281

Cedar Realty Trust, REIT (2)	11,606,044	36,443
CubeSmart, REIT	1,361,600	39,064
Douglas Emmett, REIT	891,100	30,413
EastGroup Properties, REIT	406,800	37,316
First Industrial Realty Trust, REIT	695,122	20,061
Hannon Armstrong Sustainable Infrastructure Capital, REIT	1,782,200	33,951
Healthcare Realty Trust, REIT	2,196,292	62,463
JBG SMITH Properties, REIT	1,140,079	39,686
Kilroy Realty, REIT	459,900	28,918
Paramount Group, REIT	2,754,042	34,591
Pebblebrook Hotel Trust, REIT	1,010,100	28,596
PotlatchDeltic, REIT	878,946	27,810
PS Business Parks, REIT	335,000	43,885
Retail Opportunity Investments, REIT	1,387,900	22,040
Saul Centers, REIT	787,800	37,200
Sunstone Hotel Investors, REIT	3,788,210	49,285
Terreno Realty, REIT	1,795,200	63,137
Urban Edge Properties, REIT	1,217,800	20,240
Urstadt Biddle Properties, REIT	54,400	821
Urstadt Biddle Properties, Class A, REIT	792,800	15,238
Washington Real Estate Investment Trust, REIT	1,599,300	36,784
		797,021
Real Estate Management & Development 0.9%		
FirstService	669,800	45,868
FRP Holdings (1)	274,000	12,607
St Joe (1)	1,615,200	21,272
		79,747
Total Real Estate		876,768
UTILITIES 6.8%		
Electric Utilities 1.7%		
MGE Energy	299,400	17,952
PNM Resources	1,943,900	79,875
Portland General Electric	899,000	41,219
		139,046

Gas Utilities 3.4%		
Atmos Energy	469,300	43,513
Chesapeake Utilities	770,680	62,656
ONE Gas	1,293,100	102,931
RGC Resources	356,425	10,678
South Jersey Industries	284,777	7,917
Southwest Gas Holdings	818,400	62,608
		290,303
Independent Power & Renewable Electricity Producers 0.3%		
Nextera Energy Partners	662,900	28,538
		28,538
Multi-Utilities 0.6%		
NorthWestern	889,400	52,866
		52,866
Water Utilities 0.8%		
California Water Service Group	747,100	35,607
Middlesex Water	312,932	16,695
SJW Group	298,106	16,580
		68,882
Total Utilities		579,635
Total Common Stocks (Cost $6,248,724)		**8,199,908**
CONVERTIBLE PREFERRED STOCKS 1.3%		
CONSUMER DISCRETIONARY 0.5%		
Hotels, Restaurants & Leisure 0.1%		
Sweetgreen, Series G, Acquisition Date: 8/15/16 - 2/27/18, Cost $10,075 (1)(3)(4)	1,119,428	14,597
		14,597
Internet & Direct Marketing Retail 0.3%		
Framebridge, Series C, Acquisition Date: 6/20/18, Cost $5,134 (1)(3)(4)	1,477,622	5,134
Minted, Series E, Acquisition Date: 10/30/18, Cost $5,471 (1)(3)(4)	406,249	5,471

Roofoods, Series F, Acquisition Date: 9/12/17, Cost $10,300 (1)(3)(4)	29,130	14,854
		25,459
Textiles, Apparel & Luxury Goods 0.1%		
Allbirds, Series A, Acquisition Date: 10/10/18, Cost: $2,022 (1)(3)(4)	36,863	2,022
Allbirds, Series B, Acquisition Date: 10/10/18, Cost $355 (1)(3)(4)	6,476	355
Allbirds, Series C, Acquisition Date: 10/9/18, Cost $3,394 (1)(3)(4)	61,894	3,394
Allbirds, Series Seed, Acquisition Date: 10/10/18, Cost $1,086 (1)(3)(4)	19,806	1,086
		6,857
Total Consumer Discretionary		46,913
CONSUMER STAPLES 0.2%		
Food Products 0.2%		
Farmers Business Network, Series D, Acquisition Date: 11/3/18, Cost: $15,529 (1)(3)(4)	841,026	17,695
Total Consumer Staples		17,695
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
JAND, Series E, Acquisition Date: 3/9/18, Cost $5,729 (1)(3)(4)	364,498	5,577
Total Health Care		5,577
INFORMATION TECHNOLOGY 0.5%		
Software 0.5%		
Checkr, Series C, Acquisition Date: 4/10/18, Cost $4,046 (1)(3)(4)	296,360	4,046
Mesosphere, Series D, Acquisition Date: 5/4/18, Cost $13,431 (1)(3)(4)	1,214,930	13,431
Toast, Series D, Acquisition Date: 6/27/18, Cost $12,505 (1)(3)(4)	722,552	19,870
Toast, Series B, Acquisition Date: 9/14/18, Cost $171 (1)(3)(4)	9,907	272
Zenpayroll, Acquisition Date: 7/16/18, Cost $5,412 (1)(3)(4)	711,894	5,412
Total Information Technology		43,031
Total Convertible Preferred Stocks (Cost $94,660)		**113,216**

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2018. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Aegion	$ 1,201	$ (22,857)	$ –
AgroFresh Solutions	291	(22,196)	–
American Public Education	497	3,370	–
American Vanguard	1,342	(7,556)	114
Atrion	8,119	8,610	775
Belden	2,931	(62,403)	259
Burke & Herbert	569	2,322	804
Cedar Realty Trust	(99)	(34,039)	2,322
CIRCOR International	444	(27,393)	–
CSS Industries	366	(22,880)	956
Clearwater Paper	(16,032)	(13,613)	–
Culp	661	(12,342)	301
Earthstone Energy	29	(11,660)	–
FRP Holdings	13,593	(9,112)	–
FS Bancorp	207	(2,447)	103
Harmonic	516	5,619	–
Horizon Global	(137)	(21,486)	–
Howard Bancorp	(33)	(7,135)	–
I3 Verticals	149	5,486	–
Live Oak Bancshares	928	(21,571)	268
Lumber Liquidators Holdings	873	(45,942)	–
Mesa Laboratories	484	15,998	130
Myers Industries	1,771	(15,135)	1,744
National American University Holdings	(7,723)	5,455	–
National Bank Holdings	1,175	(3,981)	1,032
Oil-Dri	479	(7,959)	471
Patriot Transportation Holding	36	428	–
PCSB Financial	97	13	51
PDL Community Bancorp	10	(2,420)	–
Preferred Bank	(815)	(13,748)	927

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has three classes of shares: the Small-Cap Value Fund (Investor Class), the Small-Cap Value Fund–Advisor Class (Advisor Class), and the Small-Cap Value Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $25,000 for the year ended December 31, 2018.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2018, the fund realized $187,381,000 of net gain on $358,430,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2018, totaled $29,401,000 for the year ended December 31, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,930,186,000 and $2,622,049,000, respectively, for the year ended December 31, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income. For the year ended December 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized for tax purposes as follows:

At December 31, 2018, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. Similarly, certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2018, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $1,882,000 for T. Rowe Price Services, Inc.; and $951,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2018, the fund was allocated $125,000 of Spectrum Funds’ expenses and $3,984,000 of Retirement Funds’ expenses. Of these amounts, $1,335,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2018, approximately 32% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2018, approximately 31% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Value Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Small-Cap Value Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$31,041,000 from short-term capital gains.
■	$853,021,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $46,798,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $46,798,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore(b) (1959) 2018 [189]

President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present); Member, Chimera Investment Corporation (2017 to present); Member, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels(b) (1959) 2018 [189]	President, The Johns Hopkins University(c) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

John G. Schreiber (1946) 2001 [189]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present)

Mark R. Tercek (1957) 2009 [189]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.

(c)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard** (1956) 2006 [0]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds (2006 to July 2018)

David Oestreicher (1967) 2018 [189]

Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong, and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective at the conclusion of a meeting of the Boards of the Price Funds held on July 25, 2018, Mr. Bernard resigned from his role as a director and chairman of the Boards of all the Price Funds.

OFFICERS

Name (Year of Birth) Position Held With Small-Cap Value Fund	Principal Occupation(s)

Francisco M. Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher T. Fortune (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Ryan S. Hedrick, CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Curt J. Organt, CFA (1968) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert T. Quinn, Jr. (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Preeta Ragavan, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Alexander Roik (1991) Vice President	Vice President, T. Rowe Price

Farris G. Shuggi (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

J. David Wagner, CFA (1974) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,544,000 and $2,169,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 20, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 20, 2019